                                                                    EXHIBIT 10-c

                                VISA U.S.A. INC.
                              MEMBERSHIP AGREEMENT

      We understand the Visa U.S.A. Inc. is a nonstock, membership corporation organized under the laws of Delaware for the purpose of administering, uniformly through its members, bank card and travelers cheque programs utilizing the service marks "Bands Design", "Visa", and/or such other service marks as may from time to time be adopted by the corporation ("Corporation's Payment Services"). We desire to participate in the Corporation's Payment Services in the category(ies) elected in the appropriate Addendum(s) attached to this application or submitted in the future, which upon acceptance by the corporation shall become a part of this agreement, and hereby make application to Visa U.S.A. for such authority. We have received a copy of the Visa U.S.A. By-Laws and we understand the prerequisites for membership and the rights, duties, obligations, and responsibilities of members as therein stated; and we agree to comply in all respects with such By-Laws as they may be amended from time to time.

      We understand and/or agree that, should we elect at any time to perform functions other than those elected in the attached Addendum(s) and/or in our application materials, we will give the corporation prior written notice and will not commence performance of such other functions until we submit the appropriate Addendum(s) and have received the corporation's prior written consent thereto.

      We enclose an estimated program plan or registration confirmation as appropriate, the appropriate Addendum(s), and all other information and documents, including a current financial statement if requested, the contents of which we warrant to be true and correct. We understand that authority to perform the functions elected will become effective only upon acceptance of this application and the appropriate Addendum(s), and we agree, upon acceptance, to be bound by and perform all requirements of membership as stated in the present By-Laws and Operating Regulations of Visa U.S.A and any future amendments, and authorize Visa to collect the appropriate membership fees for our organization through the VisaNet system in accordance with the Operating Regulations.

      We hereby warrant that the information provided in this application is true and correct. We agree that failure to disclose information pertinent to this application for membership in Visa U.S.A., or willful misrepresentation of any such information shall be a basis for termination of membership. Should circumstances change that would affect our membership eligibility, as specified in the Visa U.S.A. By-Laws, we agree to immediately notify Visa U.S.A., in writing, and understand that failure to do so may be grounds for termination. We also agree to provide such other notifications as may be required by the Visa U.S.A. By-Laws.

      If any category in which we have elected to participate requires the sponsorship of another member, and such sponsorship is terminated, we will immediately notify Visa U.S.A., in writing, addressed to its head office. Any notice or other correspondence to be sent to us by Visa U.S.A. may be sent to our address as shown herein.

      We certify that we meet all requirements for membership, are fully empowered to perform all of the functions we have elected to perform, and that this application has been duly authorized by appropriate corporate action. We
further certify that the applicant is chartered as a     Holding Company
                                                     ---------------------------
                                                      (Type of institution)
under the laws of Delaware                      .
                  -------------------------------
                   (The U.S.A. or name of state)




Legal Name of Applicant:                  Advanta Corp.                        .
                          ------------------------------------------------------

The signing officer must be duly authorized to execute this application and must have the equivalent rank of at least Senior Vice President. (By-Law Section 2.02)



           John Calamari                              Vice President
-------------------------------------      -------------------------------------
   (Please Type)  Officer's Name                      Title


 /s/ John Calamari                                    2/27/97
-------------------------------------      -------------------------------------
     Officer's Signature                              Date


New Applicant - Application for Membership - 05/94

                                VISA U.S.A. Inc.

                            PRINCIPAL MEMBER ADDENDUM

                             By-Law Section 2.04(a)

Every Principal Member:

(1) Shall comply with the obligations of all members as stated in Section 2.03 of the Visa U.S.A. Inc. By-Laws;

(2) Shall issue Cards bearing the Visa service mark, which requirement may be satisfied by the issuance of Cards by it Affiliates which are members;

(3) May acquire transaction on Cards and display at merchants' locations the service marks designated by the corporation to indicate Card acceptance;

(4)   Shall provide cash disbursement services to cardholders;

(5) May solicit cardholder and/or acquiring relationships on behalf o other members authorized by the By-Laws to perform such functions, but shall not solicit credit cardholder relationships on behalf of another member except through participation also as a Credit Participant Member;

(6) May sponsor members in the Associate, Acquiring Associate, Credit Participant, Debit Participant and Cash Disbursement Participant categories;

(7) Shall submit operating certificates and other information and pay all fees and penalties as the corporation may require in accordance with the By-Laws and the Operating Regulations;

(8) May act as or designate a Processor in accordance with the Operating Regulations and other requirements established by the corporation for itself and for other members;

(9) May vote on matters which are submitted to the vote of the members pursuant to the Certificate of Incorporation and the By-Laws;

(10) May have its officers serve as members of the Board of Directors in accordance with the By-Laws and on advisory committees as the corporation may request; and

(11) May have rights to receive dividends and proceeds of the dissolution of the corporation in accordance with the Certificate of Incorporation and the By-Laws.

Note: By-Law Section 2.04 states that a member may not simultaneously participate in the membership categories of Principal and Acquirer.

                              Advanta Corp.
      --------------------------------------------------------------------------
                             LEGAL NAME OF APPLICANT

            5 Horsham Business Ctr., 300 Welsh Road, Horsham, PA 19044
      --------------------------------------------------------------------------
      LEGAL ADDRESS, CITY, STATE AND ZIP CODE OF MAIN OFFICE (NO P.O. BOX)

         (215) 444-5334                                 10038869
      ------------------------                  ---------------------------
            TELEPHONE                                VISA BUSINESS ID

We certify that we are fully empowered to perform all of the functions of Principal membership as stated above and that this Addendum has been duly authorized by appropriate corporate action. This Addendum will be in addition to any existing membership category(ies) unless we have notified Visa, in writing, and have met the requirements to terminate any other existing membership category(ies).

We certify that if we elect to participate in the Visa point of sale debit Card program, our institution, and our Affiliates shall not also participate as Card issuers in a similar point of sale debit Card program of MasterCard International Incorporated, except affinity programs not permitted under the Visa Operating Regulations [By-Law Section 2.03(e)].


        John Calamari                         Vice President
------------------------------      ------------------------------------
(PLEASE TYPE OFFICERS NAME AND      (Required: Equivalent rank of at least a
 TITLE)                              Senior Vice President; By-Law Section 2.02)


 /s/ John Calamari                               2/27/97
------------------------------      ------------------------------------
     OFFICER'S SIGNATURE                         DATE

If you need assistance in completing this Addendum, please call the Membership Department at (415) 432-2771.

New Applicant - Principal Addendum - 5/94